EXHIBIT 10.11.1

AMENDMENT NO. 1 TO THE

WARRANT TO PURCHASE COMMON STOCK

THIS AMENDMENT NO. 1 TO THE WARRANT TO PURCHASE COMMON STOCK, (the “Warrant”) is made effective as of September 8, 2008, by and between Blacksands Petroleum, Inc., a Nevada corporation (the “Company”) and H. Reg F. Burden the undersigned purchaser (the “Purchaser” and with the Company, the “Parties”). All capitalized terms not defined herein have the meanings ascribed to them in the Warrant.

RECITALS

WHEREAS, on August 3, 2007 the Parties entered into the Warrant;

WHEREAS, at the time of execution of the Warrant, the Parties had agreed on the vesting provisions for the Warrant and these provisions were inadvertently omitted from the executed Warrant;

WHEREAS, the Parties desire to formally memorialize the vesting provisions that were intended to be included in the Warrant in this Amendment No. 1 to the Warrant to Purchase Common Stock; and

NOW THEREFORE, the Parties agree as follows:

1.	Section 1(a) of the Warrant is hereby restated to read in its entirety as follows:
1.	DURATION AND EXERCISE OF WARRANTS

(a) The Holder may exercise this Warrant on any business day from and after the Effective Date and on or before 5:00 P.M., New York Time, on the Expiration Date, at which time this Warrant shall become void and of no value. Vesting shall occur upon the entry into an agreement with another First Nations community relating to mineral development on their traditional lands.

2.	All other terms and conditions of the Warrant remain in full force and effect.

3.         This Amendment may be signed in counterparts and by facsimile, each of which when taken together shall be deemed to be an original, effective as of the date first above written.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date and year set forth above.

COMPANY:

Blacksands Petroleum, Inc.

By: “Paul A. Parisotto”

Name: Paul A. Parisotto

Title: President and CEO

PURCHASER:

H. Reg F. Burden

By: “H. Reg F. Burden”

Name: H. Reg F. Burden

Title: N/A